November 15, 2017

ADVANTAGE FUNDS, INC.

Dreyfus Opportunistic Midcap Value Fund

Dreyfus Opportunistic Small Cap Fund

DREYFUS INDEX FUNDS, INC.

Dreyfus International Stock Index Fund

Dreyfus S&P 500 Index Fund

Dreyfus Smallcap Stock Index Fund

DREYFUS MIDCAP INDEX FUND, INC.

DREYFUS PREMIER INVESTMENT FUNDS, INC.

Dreyfus Large Cap Growth Fund

Supplement to Statement of Additional Information dated

December 30, 2016, as revised or amended, March 1, 2017,

March 31, 2017, May 1, 2017, June 30, 2017, September 11, 2017 and September 29, 2017

The following information supplements the information contained in the section of the funds' Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DISIF	Warren Carlson, Lara Dalisay, David France, Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith and Josephine Tong
DS&P	Warren Carlson, Lara Dalisay, David France, Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith and Josephine Tong
DSSIF	Warren Carlson, Lara Dalisay, David France, Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith and Josephine Tong
DMIF	Warren Carlson, Lara Dalisay, David France, Rebecca Gao, Danny Lai, Todd Rose, Marlene Walker Smith and Josephine Tong

The following table lists the number and types of accounts advised by each fund's primary portfolio manager(s) and assets under management in those accounts:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Brian Duncan[1]	12	$4.2B	4	$866.1M	49	$4.4B
Thomas Lee[2]	1	$57.5M	-	-	21	$49.0M

1 Because Mr. Duncan was appointed a primary portfolio manager of Dreyfus Opportunistic Midcap Value Fund and Dreyfus Opportunistic Small Cap Fund on November 13, 2017, his information is as of September 30, 2017.

2 Because Mr. Lee was appointed a primary portfolio manager of Dreyfus Large Cap Growth Fund on November 13, 2017, his information is as of October 31, 2017.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Brian Duncan	Other Accounts	6	$329.6M
Thomas Lee	Other Accounts	N/A	N/A

As of September 30, 2017, Mr. Duncan did not beneficially own any shares of Dreyfus Opportunistic Midcap Value Fund and Dreyfus Opportunistic Small Cap Fund.

As of October 31, 2017, Mr. Lee did not beneficially own any shares of Dreyfus Large Cap Growth Fund.

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Effective January 12, 2018, the following information supersedes and replaces any contrary information regarding Dreyfus Opportunistic Midcap Value Fund contained in "Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names":

Names. Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or, notwithstanding anything in the prospectus to the contrary, other instruments with similar economic characteristics). Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below.

Fund	80% Test	Fundamental Policy

Dreyfus Opportunistic Midcap Value Fund	Equity securities of mid-cap companies, as described in the fund's prospectus	No